SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): December 27, 2005


     STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of January 1, 2005 providing for the issuance of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates Series 2005-2)


                     STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                 333-115858-41              74-2440850
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)           Identification No.)

                          745 Seventh Avenue, 7th Floor
                               New York, NY 10019
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates Series 2005-2 pursuant to the terms of the Trust Agreement, dated as of January 1, 2005 among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC., as Master Servicer, and JPMorgan Chase Bank, N.A., as Trustee.

    On December 27, 2005 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.


Item 9.01 Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on December 27, 2005 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

             Structured  Adjustable  Rate  Mortgage  Loan Trust
             Mortgage Pass-Through  Certificates Series 2005-2

                     JPMORGAN CHASE BANK, N.A., not in its
                     individual capacity but solely as Trustee under the Agreement referred to herein

                By:   /s/  Diane E. Wallace
                      --------------------------------------------
              Name:   Diane E. Wallace
             Title:   Vice President

              Date:   January 3, 2006

                                 EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         December 27, 2005

Exhibit 99.1
Monthly Certificateholder Statement on December 27,, 2005


                 Structured Adjustable Rate Mortgage Loan Trust
               Mortgage Pass-Through Certificates Series 2005-2

                        Statement To Certificateholders
                                 December 27, 2005
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

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original       Beginning                                                                                 Ending
                Face         Principal                                                      Realized      Deferred    Principal
Class          Value         Balance          Principal         Interest       Total        Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A1          153,443,000.00    80,353,536.83   7,284,977.74    369,532.53     7,654,510.27     0.00     0.00         73,068,559.09
A2          148,000,000.00    77,503,199.56   7,026,561.69    278,850.05     7,305,411.74     0.00     0.00         70,476,637.87
B1            6,972,000.00     6,965,857.89         441.15     28,095.63        28,536.78     0.00     0.00          6,965,416.74
B2            1,945,000.00     1,943,286.52         123.07      7,924.29         8,047.36     0.00     0.00          1,943,163.45
B3            3,567,000.00     3,563,857.60         225.70     15,261.23        15,486.93     0.00     0.00          3,563,631.90
B4            1,459,000.00     1,457,714.66          92.32      6,281.13         6,373.45     0.00     0.00          1,457,622.34
B5            2,432,000.00     2,429,857.49         153.88     11,809.11        11,962.99     0.00     0.00          2,429,703.61
B6              972,000.00       971,143.69          61.50      5,453.51         5,515.01     0.00     0.00            971,082.19
B7              810,000.00       809,286.42          51.25      3,721.77         3,773.02     0.00     0.00            809,235.17
B8            1,621,000.00     1,619,571.96         102.57      7,448.14         7,550.71     0.00     0.00          1,619,469.39
B9            1,783,000.00     1,781,429.24         112.82      8,192.50         8,305.32     0.00     0.00          1,781,316.42
B10           1,302,547.00     1,301,399.51          52.60      5,984.92         6,037.52    29.36     0.00          1,301,317.55
R                   100.00             0.00           0.00          0.00             0.00     0.00     0.00                  0.00
P                     0.00             0.00           0.00     18,486.15        18,486.15     0.00     0.00                  0.00
TOTALS      324,306,647.00   180,700,141.37  14,312,956.29    767,040.96    15,079,997.25    29.36     0.00        166,387,155.72
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
               Original       Beginning                                                                                 Ending
                Face         Notional                                                      Realized      Deferred    Notional
Class          Value         Balance          Principal         Interest       Total        Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A2X1       148,000,000.00     77,503,199.56           0.00     74,344.95        74,344.95     0.00      0.00       70,476,637.87
A2X2       148,000,000.00     77,503,199.56           0.00      3,229.30         3,229.30     0.00      0.00       70,476,637.87
BX          17,347,000.00     17,331,717.87           0.00      4,880.78         4,880.78     0.00      0.00       17,330,620.26
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                      Ending             Class    Pass-thru
Class     Cusip         Principal          Principal       Interest       Total        Principal                    Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------
A1       863579KG2       523.67026733      47.47676818     2.40827232       49.88504050   476.19349915    A1         5.518600 %
A2       863579KH0       523.67026730      47.47676818     1.88412196       49.36089014   476.19349912    A2         4.317500 %
B1       863579KL1       999.11903184       0.06327453     4.02978055        4.09305508   999.05575731    B1         4.537500 %
B2       863579KM9       999.11903342       0.06327506     4.07418509        4.13746015   999.05575835    B2         4.587500 %
B3       863579KN7       999.11903560       0.06327446     4.27844968        4.34172414   999.05576114    B3         4.817500 %
B4       863579KP2       999.11902673       0.06327622     4.30509253        4.36836875   999.05575051    B4         4.847500 %
B5       863579KQ0       999.11903372       0.06327303     4.85571957        4.91899260   999.05576069    B5         5.173688 %
B6       863579KR8       999.11902263       0.06327160     5.61060700        5.67387860   999.05575103    B6         5.173688 %
B7       863579KS6       999.11903704       0.06327160     4.59477778        4.65804938   999.05576543    B7         5.518600 %
B8       N/A             999.11903763       0.06327576     4.59478100        4.65805676   999.05576188    B8         5.518600 %
B9       N/A             999.11903533       0.06327538     4.59478407        4.65805945   999.05575996    B9         5.518600 %
B10      N/A             999.11904139       0.04038242     4.59478238        4.63516480   999.05611851    B10        5.518600 %
R        N/A               0.00000000       0.00000000     0.00000000        0.00000000     0.00000000    R          5.518600 %
TOTALS                   557.18913886      44.13402076     2.36517187       46.49919263   513.05502758
-----------------------------------------------------------------------------------------------------    -------------------------
                                                                                                                     Current
                         Beginning                                                       Ending             Class    Pass-thru
Class     Cusip         Notional          Principal       Interest       Total           Notional                    Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------
A2X1     863579KJ6       523.67026730       0.00000000     0.50233074        0.50233074   476.19349912    A2X1       1.151100 %
A2X2     863579KK3       523.67026730       0.00000000     0.02181959        0.02181959   476.19349912    A2X2       0.050000 %
BX       863579KT4       999.11903326       0.00000000     0.28136162        0.28136162   999.05575950    BX         0.337932 %
---------------------------------------------------------------------------------------------------    --------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                 Fior M. Tineo
            JPMorgan Chase Bank, N.A. - Structured Finance Services
                          4 New York Plaza, 6th Floor
                            New York, New York 10004
                   Tel: (212) 623-5229 / Fax: (212) 623-5932
                          Email: Fior.Tineo@chase.com

                            COLLATERAL GROUP DETAIL

Weighted Average Coupon Rate                                                                 5.771158%
Beginning Weighted Average Net Rate (Pass Through Rate)                                      5.518600%
Ending Weighted Average Net Rate (Pass Through Rate)                                         5.514461%
Beginning Loan Count                                                                         479
Ending Loan Count                                                                            447
Beginning Scheduled Balance                                                                  180,700,141.83
Ending Scheduled Balance                                                                     166,387,155.73
Scheduled Principal                                                                          11,443.67
Unscheduled Principal                                                                        14,301,542.43
Net Liquidation Proceeds                                                                     0.00
Insurance Proceeds                                                                           0.00
Advances                                                                                     0.00
Scheduled Interest                                                                           869,040.92
Servicing Fee                                                                                38,030.90
Master Servicing Fee                                                                         0.00
Trustee Fee                                                                                  0.00
Net Interest                                                                                 831,009.84
Realized Loss Amount                                                                         30.00
Cumulative Realized Loss                                                                     30.00
Cumulative Loss as a Percentage of Original Collateral                                       0.000000%
Bankruptcy Loss                                                                              0.00
Fraud Loss                                                                                   0.00
Interest Adjustments from prior periods                                                      0.00
Special Hazard Loss                                                                          0.00
Prepayment Penalties                                                                         18,486.15
Relief Act Interest Shortfall                                                                0.00
Prepayment Interest Shortfall                                                                0.00


Sec. 4.03(ix)          Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

                         Delinquency Totals
                         Group Totals
                         Category              Number           Principal Balance         Percentage
                         1 Month                   4                1,266,171.73           0.76 %
                         2 Month                   0                        0.00           0.00 %
                         3 Month                   0                        0.00           0.00 %
                         Total                     4                1,266,171.73           0.76 %

                      Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

                            Foreclosure Totals
                            Number of            Principal               Percentage
                            Loans                Balance

                              1                 450,000.00                    0.27%

Sec. 4.03(x)             Number and Aggregate Principal Amounts of REO Loans
                            REO Totals
                            Number of               Principal              Percentage
                            Loans                   Balance

                               0                    0.00                   0.00%
Fraud Loss Limit                                                                                       6,486,132.00
Bankruptcy Loss Limit                                                                                    100,000.00
Special Hazard Loss Limit                                                                              6,755,000.00

Sec. 4.03(xii)             Aggregate Outstanding Interest Shortfalls

Class A1 Shortfall                                                                                                  0.00
Class A2 Shortfall                                                                                                  0.00
Class a2x1 Shortfall                                                                                                0.00
Class a2x2 Shortfall                                                                                                0.00
Class B1 Shortfall                                                                                                  0.00
Class B2 Shortfall                                                                                                  0.00
Class B3 Shortfall                                                                                                  0.00
Class BX Shortfall                                                                                                  0.00
Class B4 Shortfall                                                                                                  0.00
Class B5 Shortfall                                                                                                  0.00
Class B6 Shortfall                                                                                                  0.00
Class B7 Shortfall                                                                                                  0.00
Class B8 Shortfall                                                                                                  0.00
Class B9 Shortfall                                                                                                  0.00
Class B10 Shortfall                                                                                                 0.00
Class R Shortfall                                                                                                   0.00

                        Relief Act and Prepayment Interest Shortfalls

Class A1 Relief Act and Prepayment Interest Shortfall                                                               0.00
Class A2 Relief Act and Prepayment Interest Shortfall                                                               0.00
Class a2x1 Relief Act and Prepayment Interest Shortfall                                                             0.00
Class a2x2 Relief Act and Prepayment Interest Shortfall                                                             0.00
Class B1 Relief Act and Prepayment Interest Shortfall                                                               0.00
Class B2 Relief Act and Prepayment Interest Shortfall                                                               0.00
Class B3 Relief Act and Prepayment Interest Shortfall                                                               0.00
Class BX Relief Act and Prepayment Interest Shortfall                                                               0.00
Class B4 Relief Act and Prepayment Interest Shortfall                                                               0.00
Class B5 Relief Act and Prepayment Interest Shortfall                                                               0.00
Class B6 Relief Act and Prepayment Interest Shortfall                                                               0.00
Class B7 Relief Act and Prepayment Interest Shortfall                                                               0.00
Class B8 Relief Act and Prepayment Interest Shortfall                                                               0.00
Class B9 Relief Act and Prepayment Interest Shortfall                                                               0.00
Class B10 Relief Act and Prepayment Interest Shortfall                                                              0.00
Class R Relief Act and Prepayment Interest Shortfall                                                                0.00
Total Relief Act and PPIS                                                                                           0.00


Sec. 4.03(xv)        Subordiante Floating Rate Certificate Shortfall:
                          Carryover Balance with respect to such Distribution Date
                          Class B1                                                                                  0.00
                          Class B2                                                                                  0.00
                          Class B3                                                                                  0.00
                          Class B4                                                                                  0.00
                          Class B5                                                                                  0.00
                          Class B6                                                                                  0.00

                          Interest Carryover Amount Occured This Period
                          Class B1                                                                                  0.00
                          Class B2                                                                                  0.00
                          Class B3                                                                                  0.00
                          Class B4                                                                                  0.00
                          Class B5                                                                                  634.60
                          Class B6                                                                                  987.38

                          Interest Carryover Amount Paid This Period
                          Class B1                                                                                  0.00
                          Class B2                                                                                  0.00
                          Class B3                                                                                  0.00
                          Class B4                                                                                  0.00
                          Class B5                                                                                  634.60
                          Class B6                                                                                  987.38

                          Remaining Interest Carryover Amount
                          Class B1                                                                                  0.00
                          Class B2                                                                                  0.00
                          Class B3                                                                                  0.00
                          Class B4                                                                                  0.00
                          Class B5                                                                                  0.00
                          Class B6                                                                                  0.00


Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

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